(h)(3)(C)(i)

AMENDED SCHEDULE A

with respect to the

AMENDED AND RESTATED

ISS PROXY VOTING FEE ALLOCATION AGREEMENT

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

Voya Balanced Portfolio

VOYA CORPORATE LEADERS® TRUST FUND

Voya Corporate Leaders® Trust Fund – Series B

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

Voya Corporate Leaders® 100 Fund

Voya Global Multi-Asset Fund2

Voya Large-Cap Growth Fund

Voya Large Cap Value Fund

Voya Mid Cap Research Enhanced

Index Fund

Voya MidCap Opportunities Fund

Voya Multi-Manager Mid Cap Value

Fund

Voya SmallCap Opportunities Fund

Voya Small Company Fund

Voya U.S. High Dividend Low

Volatility Fund

VOYA FUNDS TRUST

Voya Floating Rate Fund

Voya GNMA Income Fund

Voya Government Money Market Fund2

Voya High Yield Bond Fund

Voya Intermediate Bond Fund

Voya Short Term Bond Fund

Voya Strategic Income Opportunities

Fund

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO2

VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

1

2

3

Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement shall be borne directly by Voya Investments, LLC as provided in the Management Agreement.

As a (1) money market fund ("Money Market Fund") or (2) Fund of Funds, as defined in the Funds' proxy voting procedures, this Fund utilizes only a portion of the services provided to the Funds by ISS.

Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a bundled fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

(h)(3)(C)(i)

VOYA INVESTORS TRUST

Voya Balanced Income Portfolio

Voya Global Perspectives® Portfolio2

Voya Government Liquid Assets

Portfolio1,2

Voya High Yield Portfolio1

Voya Large Cap Growth Portfolio

Voya Large Cap Value Portfolio

Voya Limited Maturity Bond Portfolio1

Voya Retirement Conservative

Portfolio2

Voya Retirement Growth Portfolio2

Voya Retirement Moderate Growth

Portfolio2

Voya Retirement Moderate Portfolio2

Voya U.S. Stock Index Portfolio1

VY® BlackRock Inflation Protected

Bond Portfolio

VY® Clarion Global Real Estate

Portfolio

VY® Clarion Real Estate Portfolio

VY® Invesco Growth and Income

Portfolio1

VY® JPMorgan Emerging Markets

Equity Portfolio1

VY® JPMorgan Small Cap Core Equity

Portfolio1

VY® Morgan Stanley Global Franchise

Portfolio1

VY® T. Rowe Price Capital

Appreciation Portfolio1

VY® T. Rowe Price Equity Income

Portfolio1

VY® T. Rowe Price International Stock

Portfolio

VOYA MUTUAL FUNDS

Voya Diversified Emerging Markets

Debt Fund2

Voya Global Bond Fund

Voya Global Diversified Payment Fund2

Voya Global Equity Dividend Fund

Voya Global High Dividend Low

Volatility Fund

Voya Global Perspectives Fund2

Voya International High Dividend Low

Volatility Fund

Voya Multi-Manager Emerging Markets

Equity Fund

Voya Multi-Manager International

Equity Fund

Voya Multi-Manager International

Factors Fund

Voya Multi-Manager International Small

Cap Fund

Voya Russia Fund

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA PARTNERS, INC.

Voya Global Bond Portfolio

Voya Index Solution 2020 Portfolio2

Voya Index Solution 2025 Portfolio2

Voya Index Solution 2030 Portfolio2

Voya Index Solution 2035 Portfolio2

Voya Index Solution 2040 Portfolio2

Voya Index Solution 2045 Portfolio2

Voya Index Solution 2050 Portfolio2

Voya Index Solution 2055 Portfolio2

Voya Index Solution 2060 Portfolio2

Voya Index Solution 2065 Portfolio2

Voya Index Solution Income Portfolio2

1

2

3

Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement shall be borne directly by Voya Investments, LLC as provided in the Management Agreement.

As a (1) money market fund ("Money Market Fund") or (2) Fund of Funds, as defined in the Funds' proxy voting procedures, this Fund utilizes only a portion of the services provided to the Funds by ISS.

Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a bundled fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

(h)(3)(C)(i)
VOYA PARTNERS, INC. (continued)	VOYA PRIME RATE TRUST
Voya International High Dividend Low	VOYA SENIOR INCOME FUND
Volatility Portfolio
Voya Solution 2020 Portfolio2
Voya Solution 2025 Portfolio2	VOYA SEPARATE PORTFOLIOS
Voya Solution 2030 Portfolio2	TRUST
Voya Solution 2035 Portfolio2	Voya Emerging Markets Corporate Debt
Voya Solution 2040 Portfolio2	Fund
Voya Solution 2045 Portfolio2	Voya Emerging Markets Hard Currency
Voya Solution 2050 Portfolio2	Debt Fund
Voya Solution 2055 Portfolio2	Voya Emerging Markets Local Currency
Voya Solution 2060 Portfolio2	Debt Fund
Voya Solution 2065 Portfolio2	Voya Investment Grade Credit Fund
Voya Solution Aggressive Portfolio2	Voya Securitized Credit Fund
Voya Solution Balanced Portfolio2	Voya Target In-Retirement Fund3
Voya Solution Conservative Portfolio2	Voya Target Retirement 2020 Fund3
Voya Solution Income Portfolio2	Voya Target Retirement 2025 Fund3
Voya Solution Moderately Aggressive	Voya Target Retirement 2030 Fund3
Portfolio2	Voya Target Retirement 2035 Fund3
Voya Solution Moderately Conservative	Voya Target Retirement 2040 Fund3
Portfolio2	Voya Target Retirement 2045 Fund3
VY® American Century Small-Mid Cap	Voya Target Retirement 2050 Fund3
Value Portfolio	Voya Target Retirement 2055 Fund3
VY® Baron Growth Portfolio	Voya Target Retirement 2060 Fund3
VY® Columbia Contrarian Core	Voya Target Retirement 2065 Fund3
Portfolio
VY® Columbia Small Cap Value II	VOYA STRATEGIC ALLOCATION
Portfolio	PORTFOLIOS, INC.
VY® Invesco Comstock Portfolio	Voya Strategic Allocation Conservative
VY® Invesco Equity and Income	Portfolio2
Portfolio	Voya Strategic Allocation Growth
VY® Invesco Oppenheimer Global	Portfolio2
Portfolio	Voya Strategic Allocation Moderate
VY® JPMorgan Mid Cap Value	Portfolio2
Portfolio
VY® T. Rowe Price Diversified Mid Cap	VOYA VARIABLE FUNDS
Growth Portfolio	Voya Growth and Income Portfolio
VY® T. Rowe Price Growth Equity
Portfolio

1

2

3

Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement shall be borne directly by Voya Investments, LLC as provided in the Management Agreement.

As a (1) money market fund ("Money Market Fund") or (2) Fund of Funds, as defined in the Funds' proxy voting procedures, this Fund utilizes only a portion of the services provided to the Funds by ISS.

Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a bundled fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

(h)(3)(C)(i)

VOYA VARIABLE INSURANCE

TRUST

VY® BrandywineGLOBAL – Bond

Portfolio

VOYA VARIABLE PORTFOLIOS,

INC.

Voya Emerging Markets Index Portfolio

Voya Global High Dividend Low

Volatility Portfolio

Voya Index Plus LargeCap Portfolio

Voya Index Plus MidCap Portfolio

Voya Index Plus SmallCap Portfolio

Voya International Index Portfolio

Voya RussellTM Large Cap Growth

Index Portfolio

Voya RussellTM Large Cap Index

Portfolio

Voya RussellTM Large Cap Value Index

Portfolio

Voya RussellTM Mid Cap Growth Index

Portfolio

Voya RussellTM Mid Cap Index Portfolio

Voya RussellTM Small Cap Index

Portfolio

Voya Small Company Portfolio

Voya U.S. Bond Index Portfolio

VOYA VARIABLE PRODUCTS

TRUST

Voya MidCap Opportunities Portfolio

Voya SmallCap Opportunities Portfolio

1

2

3

Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement shall be borne directly by Voya Investments, LLC as provided in the Management Agreement.

As a (1) money market fund ("Money Market Fund") or (2) Fund of Funds, as defined in the Funds' proxy voting procedures, this Fund utilizes only a portion of the services provided to the Funds by ISS.

Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a bundled fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

4